LORD ABBETT BOND-DEBENTURE FUND, INC.


                      SUPPLEMENT DATED OCTOBER 17, 2002 TO
                      STATEMENT OF ADDITIONAL INFORMATION


The following information hereby supplements the Statement of Additional Information for the Lord Abbett Bond-Debenture Fund, Inc. dated May 1, 2002. The following paragraph has been added under the caption "INVESTMENT POLICIES - ADDITIONAL INFORMATION ON PORTFOLIO RISKS, INVESTMENTS, AND TECHNIQUES."


EQUITY SECURITIES. The Fund may invest in equity securities. These include common stocks, preferred stocks, convertible securities, warrants, stock purchase rights and similar instruments. Common and preferred stocks represent an ownership interest in a corporation. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks that the Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods of generally rising stock prices and other periods of generally declining prices. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.